Exhibit 99.1
Illumina Reports Financial Results for Third Quarter 2010
San Diego, Calif., October 26, 2010 — Illumina, Inc. (NASDAQ:ILMN) today announced its financial results for the third quarter of 2010.
Third quarter 2010 results:
•	Revenue of $237.3 million, a 50% increase over the $158.4 million reported in the third quarter of 2009.

•	GAAP net income for the quarter of $35.4 million, or $0.24 per diluted share, compared to net income of $17.1 million, or $0.12 per diluted share, for the third quarter of 2009. Net income for the third quarter of 2010 included $5.3 million in non-cash interest expense and other items listed in the table entitled “An Itemized Reconciliation Between GAAP and Non-GAAP Net Income.”

•	Non-GAAP net income for the quarter of $40.7 million, or $0.30 per diluted share, compared to $22.6 million, or $0.17 per diluted share, for the third quarter of 2009.
Gross margin in the third quarter of 2010 was 66.2% compared to 67.6% in the comparable period of 2009. Excluding the effect of non-cash charges associated with stock compensation and the amortization of intangibles, non-GAAP gross margin was 67.8% for the third quarter of 2010 compared to 69.5% in the prior year period.
Research and development (R&D) expenses for the third quarter of 2010 were $44.8 million compared to $34.4 million in the third quarter of 2009. R&D expenses include $6.5 million and $4.8 million of non-cash stock compensation expense in the third quarter of 2010 and 2009, respectively. R&D expenses in both periods also include $0.9 million of accrued contingent compensation. Excluding these charges, R&D expenses as a percentage of revenue were 15.7% compared to 18.1% in the prior year period.
Selling, general, and administrative (SG&A) expenses for the third quarter of 2010 were $55.0 million compared to $42.1 million for the third quarter of 2009. SG&A expenses include $9.9 million and $8.5 million of non-cash stock compensation expense in the third quarter of 2010 and 2009, respectively. Excluding these charges, SG&A expenses as a percentage of revenue were 19.0% compared to 21.2% in the prior year period.

The company generated $54.8 million in cash flow from operations during the third quarter of 2010 compared to $20.0 million in the prior year period. Depreciation and amortization expenses were $11.2 million and capital expenditures were $13.1 million during the third quarter. The company ended the third quarter with $806.8 million in cash and investments compared to $693.5 million as of January 3, 2010.
Highlights since our last earnings release:
•	Launched the HiSeq 1000, a single flow cell sequencing system with half the throughput of the HiSeq 2000. The HiSeq 1000 is field upgradeable to the HiSeq 2000.

•	Shipped first commercial units of the Eco™ Real-Time PCR System.

•	Together with the Wellcome Trust Sanger Institute completed the de novo genome sequence of the endangered Tasmanian Devil genome for the purpose of finding genetic mutations in the transmissible cancer that is ravaging its population.
Quarterly Conference Call Information
The conference call will begin at 2:30pm Pacific Time (5:30pm Eastern Time) on Tuesday, October 26, 2010. Interested parties may listen to the call by dialing 800.291.5365 (passcode: 77315540), or if outside North America, by dialing +617.614.3922 (passcode: 77315540). Individuals may access the live teleconference under the “Corporate/Investor Information” tab of Illumina’s web site at www.illumina.com.
A replay of the conference call will be available from 6:30pm Pacific Time (9:30pm Eastern Time) on October 26, 2010 through November 2, 2010 by dialing 888.286.8010, or if outside North America, by dialing +1.617.801.6888 (passcode: 18304626).
Statement Regarding Use of Non-GAAP Financial Measures
The company reports non-GAAP results for diluted net income per share, net income, gross margins, operating margins, and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
The company’s financial results under GAAP include substantial non-cash and other charges related to stock compensation expense, incremental interest expense and a gain on debt extinguishment associated with the company’s convertible debt instruments that may be settled in cash, a gain on the acquisition of an investee accounted for using the cost method of accounting prior to acquisition, amortization expense related to intangible assets, in-process research and development and contingent compensation expense related to the acquisition of Avantome, Inc., acquisition expense, and expense related to acquired research and development. Per share amounts also include the double dilution associated with the accounting treatment of the company’s convertible debt outstanding and the corresponding call option overlay. Management believes that presentation of operating results that excludes these charges provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.
The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.
Use of Forward Looking Statements
This release contains projections, information about our financial outlook, earnings guidance, and other forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our expectations as of the date of this release and may differ materially from actual future events or results. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our BeadArray™, VeraCode®, and Solexa® technologies and to deploy new sequencing, gene expression, and genotyping products and applications for our technology platforms, (ii) our ability to manufacture robust instrumentation and reagents technology, and (iii) reductions in the funding levels to our primary customers, including as a result of the timing and amount of funding provided by the American Recovery and Reinvestment Act of 2009, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.
About Illumina
Illumina (www.illumina.com) is a leading developer, manufacturer, and marketer of life science tools and integrated systems for large-scale analysis of genetic variation and function. We provide innovative sequencing and array-based solutions for genotyping, copy number variation analysis, methylation studies, gene expression profiling, and low-multiplex analysis of DNA, RNA and protein. We also provide tools and services that are fueling advances in consumer genomics and diagnostics. Our technology and products accelerate genetic analysis research and its application, paving the way for molecular medicine and ultimately transforming healthcare.
# # #
CONTACT:

Investors:	Peter J. Fromen	Media:	Wilson Grabill
	Senior Director		Senior Manager
	Investor Relations		Public Relations
	858-202-4507		858-882-6822
	pfromen@illumina.com		wgrabill@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	October 3, 2010	January 3, 2010
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$210,767	$144,633
Short-term investments	596,049	548,894
Accounts receivable, net	170,618	157,751
Inventory, net	130,029	92,776
Deferred tax assets, current portion	16,808	20,021
Prepaid expenses and other current assets	16,076	17,515

Total current assets	1,140,347	981,590
Property and equipment, net	126,269	117,188
Goodwill	278,112	213,452
Intangible assets, net	72,333	43,788
Deferred tax assets, long-term portion	37,538	47,371
Other assets	70,622	26,548

Total assets	$1,725,221	$1,429,937

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$59,792	$52,781
Accrued liabilities	134,526	98,253
Long-term debt, current portion	306,106	290,202

Total current liabilities	500,424	441,236
Other long-term liabilities	32,783	24,656
Conversion option subject to cash settlement	83,893	99,797
Stockholders’ equity	1,108,121	864,248

Total liabilities and stockholders’ equity	$1,725,221	$1,429,937

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2010	2009	2010	2009
Revenue:
Product revenue	$224,668	$150,306	$596,885	$459,708
Service and other revenue	12,641	8,054	44,558	26,052

Total revenue	237,309	158,360	641,443	485,760

Cost of Revenue:
Cost of product revenue (a)	72,248	45,858	184,814	142,377
Cost of service and other revenue (a)	5,621	3,706	15,705	10,024
Amortization of intangible assets	2,295	1,670	5,510	5,010

Total cost of revenue	80,164	51,234	206,029	157,411

Gross profit	157,145	107,126	435,414	328,349

Operating Expenses:
Research and development (a)	44,804	34,406	132,146	100,248
Selling, general and administrative (a)	55,006	42,096	158,956	126,866
Acquired in-process research and development	—	1,325	1,325	1,325

Total operating expense	99,810	77,827	292,427	228,439

Income from operations	57,335	29,299	142,987	99,910
Other income (expense), net:
Interest income	2,791	2,536	6,746	8,027
Interest expense	(6,190)	(5,964)	(18,279)	(17,361)
Other income, net	774	1,592	3,142	1,261

Total other expense, net	(2,625)	(1,836)	(8,391)	(8,073)

Income before income taxes	54,710	27,463	134,596	91,837
Provision for income taxes	19,263	10,386	48,145	31,261

Net income	$35,447	$17,077	$86,451	$60,576

Net income per basic share	$0.28	$0.14	$0.70	$0.49

Net income per diluted share	$0.24	$0.12	$0.61	$0.44

Shares used in calculating basic net income per share	124,684	124,557	122,816	123,274

Shares used in calculating diluted net income per share	145,205	139,874	140,854	137,438

(a)	Includes total stock-based compensation expense for employee stock options and stock purchases:

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2010	2009	2010	2009
Cost of product revenue	$1,359	$1,144	$3,869	$3,617
Cost of service and other revenue	137	112	394	397
Research and development	6,521	4,788	18,451	14,389
Selling, general and administrative	9,943	8,528	29,090	25,931

Stock-based compensation expense before taxes	$17,960	$14,572	$51,804	$44,334

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2010	2009	2010	2009
Net cash provided by operating activities	$54,828	$19,997	$191,092	$110,902
Net cash used in investing activities	(93,872)	(158,994)	(214,996)	(272,122)
Net cash provided by financing activities	12,408	25,341	89,930	72,287
Effect of exchange rate changes on cash and cash equivalents	216	87	108	437

Net (decrease) increase in cash and cash equivalents	(26,420)	(113,569)	66,134	(88,496)
Cash and cash equivalents, beginning of period	237,187	352,097	144,633	327,024

Cash and cash equivalents, end of period	$210,767	$238,528	$210,767	$238,528

Calculation of free cash flow (a):
Net cash provided by operating activities	$54,828	$19,997	$191,092	$110,902
Purchases of property and equipment	(13,111)	(19,697)	(37,434)	(46,288)

Free cash flow	$41,717	$300	$153,658	$64,614

(a)	Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations — Non-GAAP
(In thousands, except per share amounts)
(unaudited)
AN ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME PER SHARE:

	Three Months Ended		Nine Months Ended
	October 3,	September 27,	October 3,	September 27,
	2010	2009	2010	2009
GAAP net income per share — diluted	$0.24	$0.12	$0.61	$0.44
Pro forma impact of weighted average shares	0.02	0.01	0.04	0.02
Adjustments to net income:
Pro forma impact of non-cash interest expense (a)	0.02	0.02	0.07	0.07
Other pro forma adjustments	0.02	0.02	0.04	0.06

Non-GAAP net income per share — diluted (b)	$0.30	$0.17	$0.76	$0.59

Shares used in calculating non-GAAP diluted net income per share	135,913	132,839	132,473	130,907

AN ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME:
GAAP net income	$35,447	$17,077	$86,451	$60,576
Non-cash interest expense (a)	5,258	4,849	15,468	14,325
Amortization of intangible assets	2,295	1,670	5,510	5,010
Compensation expense (c)	919	919	2,757	2,757
Gain on acquisition (d)	—	—	(2,914)	—
Acquired in-process research and development	—	1,325	1,325	1,325
Acquisition expense	—	—	536	—
Acquired research and development	—	—	—	2,000
Gain on extinguishment of debt	—	—	—	(767)
Pro forma impact on tax expense:
Non-cash interest expense (a)	(2,065)	(2,006)	(6,077)	(5,609)
Other pro forma adjustments	(1,114)	(1,273)	(1,721)	(2,467)

Incremental non-GAAP tax expense (e)	(3,179)	(3,279)	(7,798)	(8,076)

Non-GAAP net income (b)	$40,740	$22,561	$101,335	$77,150

(a)	Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(b)	Non-GAAP net income per share and net income exclude the effect of the pro forma adjustments as detailed above. Non-GAAP diluted net income per share and net income are key drivers of our core operating performance and major factors in management’s bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

(c)	Compensation expense represents contingent consideration for post-combination services associated with a prior acquisition. This expense is included within research and development on our statements of operations.

(d)	Gain on acquisition represents the difference between the carrying value of a cost method investment in Helixis, Inc. prior to acquisition and the fair value of that investment at the time of acquisition.

(e)	Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.

Illumina, Inc.
Results of Operations — Non-GAAP (continued)
(unaudited)
AN ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended				Nine Months Ended
	October 3, 2010		September 27, 2009		October 3, 2010		September 27, 2009
GAAP gross profit	$157,145	66.2%	$107,126	67.6%	$435,414	67.9%	$328,349	67.6%
Stock-based compensation expense	1,496	0.6%	1,256	0.8%	4,263	0.7%	4,014	0.8%
Amortization of intangible assets	2,295	1.0%	1,670	1.1%	5,510	0.9%	5,010	1.0%

Non-GAAP gross profit	$160,936	67.8%	$110,052	69.5%	$445,187	69.4%	$337,373	69.5%

Research and development expense	$44,804	18.9%	$34,406	21.7%	$132,146	20.6%	$100,248	20.6%
Stock-based compensation expense	(6,521)	(2.7%)	(4,788)	(3.0%)	(18,451)	(2.9%)	(14,389)	(3.0%)
Compensation Expense (a)	(919)	(0.4%)	(919)	(0.6%)	(2,757)	(0.4%)	(2,757)	(0.6%)
Acquired research and development	—	—	—	—	—	—	(2,000)	(0.4%)

Non-GAAP research and development expense	$37,364	15.7%	$28,699	18.1%	$110,938	17.3%	$81,102	16.7%

Selling, general and administrative expense	$55,006	23.2%	$42,096	26.6%	$158,956	24.8%	$126,866	26.1%
Stock-based compensation expense	(9,943)	(4.2%)	(8,528)	(5.4%)	(29,090)	(4.5%)	(25,931)	(5.3%)
Acquisition expense	—	—	—	—	(536)	(0.1%)	—	—

Non-GAAP selling, general and administrative expense	$45,063	19.0%	$33,568	21.2%	$129,330	20.2%	$100,935	20.8%

GAAP operating profit	$57,335	24.2%	$29,299	18.5%	$142,987	22.3%	$99,910	20.6%
Stock-based compensation expense	17,960	7.6%	14,572	9.2%	51,804	8.1%	44,334	9.1%
Amortization of intangible assets	2,295	1.0%	1,670	1.1%	5,510	0.9%	5,010	1.0%
Compensation expense (a)	919	0.4%	919	0.6%	2,757	0.4%	2,757	0.6%
Acquired in-process research and development	—	—	1,325	0.8%	1,325	0.2%	1,325	0.3%
Acquisition expense	—	—	—	—	536	0.1%	—	—
Acquired research and development	—	—	—	—	—	—	2,000	0.4%

Non-GAAP operating profit (b)	$78,509	33.1%	$47,785	30.2%	$204,919	31.9%	$155,336	32.0%

(a)	Compensation expense represents contingent consideration for post-combination services associated with a prior acquisition. This expense is included within research and development on our statements of operations.

(b)	Non-GAAP operating profit excludes the effect of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance. Non-GAAP gross profit, included within the non-GAAP operating profit, is a key measure of the effectiveness and efficiency of our manufacturing processes, product mix and the average selling prices of our products and services.